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                                                              EXHIBIT 99.906CERT

 CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Leona Nicholson, President of The New Ireland Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 6/9/11                                  /s/ Leona Nicholson
                                              ---------------------------
                                              Leona Nicholson, President
                                              (principal executive officer)

I, Lelia Long, Treasurer of The New Ireland Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 6/9/11                                  /s/ Lelia Long
                                              -------------------------
                                              Lelia Long, Treasurer
                                              (principal financial officer)